UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2020

BIO-key International, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13463 (Commission File Number)	41-1741861 (I.R.S. Employer Identification No.)

3349 Highway 138, Building A, Suite E Wall, NJ 07719 (Address of principal executive offices)

(732) 359-1100 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKYI	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     OTHER EVENTS.

Nasdaq Continued Listing Standards Compliance

On April 20, 2020, BIO-key International, Inc. (the “Company”) received notice from the Listing Qualifications Department of The Nasdaq Capital Market (“Nasdaq”) that the grace period to regain compliance with the continued listing standard set forth in Rule 5550(a)(2) of the Nasdaq Listing Rules (the “Minimum Bid Price Requirement”) has been extended due to the global market impact caused by COVID-19. More specifically, Nasdaq has stated that the compliance periods for any company previously notified about non-compliance with the Minimum Bid Price Requirement will be suspended effective April 16, 2020, until June 30, 2020. On July 1, 2020, companies will receive the balance of any pending compliance period in effect on April 16, 2020 to come back into compliance with the applicable Minimum Bid Price Requirement. As a result of this extension, the Company now has until December 4, 2020, to regain compliance with the Minimum Bid Price Requirement.

Timing of Filing of Form 10-K and Proxy Statement

The Company is relying on the order issued by the U.S. Securities and Exchange Commission (the “SEC”) on March 25, 2020 in SEC Release No. 34-88465 pursuant to the SEC’s authority under Section 36 of the Securities Exchange Act of 1934 (the “Exchange Act”) granting exemptions from certain provisions of the Exchange Act and the rules thereunder related to the reporting requirements for certain public companies, subject to certain conditions (such order, the “Order”), to delay the filing of the definitive proxy statement for its 2020 annual meeting of shareholders (the “Proxy Statement”), including information required by Part III of Form 10-K that is to be incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “10-K Part III Information”).  The Company expects to file the Proxy Statement, including the 10-K Part III Information, on or before June 15, 2020.

Our management has had to devote significant time and attention to assessing the potential impact of COVID-19 and related events on our operations and financial position and developing operational and financial plans to address those matters, which has diverted management resources from completing tasks necessary to file the Proxy Statement with the 10-K Part III Information by the original due date of the 10-K Part III Information.

The Company continues to experience delays in the preparation of its financial statements for the reasons previously disclosed in its Form 8-K filed on March 19, 2020 (the “March 19 Form 8-K”), which is hereby incorporated herein by reference, including the risk factor set forth therein.  For the reasons described in the March 19 Form 8-K, and pursuant to the Order, the Company is availing itself of an extension to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (“2019 10-K”).  The Company expects to file the 2019 10-K, excluding the 10-K Part III Information, on or before May 15, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: April 23, 2020
	By:	/s/ Cecilia C. Welch
Cecilia C. Welch Chief Financial Officer